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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2009


                                AMERIANA BANCORP
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)


          INDIANA                       0-18392                 35-1782688
-----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA      47263-1048
                -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01     OTHER EVENTS.
              ------------

         On December 17, 2009, the Board of Directors of Ameriana Bancorp, the holding company for Ameriana Bank, at the request of the Federal Reserve Bank of Chicago, adopted a resolution requiring the Board to obtain the approval of the Federal Reserve Bank at least thirty days before taking any of the following actions:

    o    The payment of corporate dividends;
    o    The payment of interest on trust preferred securities;
    o Any increase in debt or issuance of trust preferred obligations (the request for approval should include a written debt service plan indicating how payments will be made without causing further strain on Ameriana Bank's capital position); and
    o    The redemption of Ameriana Bancorp stock.

The resolution will remain in effect until the Federal Reserve Bank authorizes the Board to rescind the resolution.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: December 18, 2009               By: /s/ Jerome J. Gassen
                                           -------------------------------------
                                           Jerome J. Gassen
                                           President and Chief Executive Officer